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                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                            _______________


                               FORM 8-K


                            CURRENT REPORT

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


                            _______________



   Date of report (Date of earliest event reported):  April 30, 2001




                   BPI PACKAGING TECHNOLOGIES, INC.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




     Delaware               1-10648                    04-2997486
------------------    -----------------------      --------------------
(State or other       (Commission File Number)     (I.R.S. Employer
jurisdiction of                                    Identification No.)
incorporation or
organization)




         455 Somerset Avenue
     North Dighton, Massachusetts                          02764
----------------------------------------                ----------
(Address of principal executive offices)                (Zip Code)




                            (508) 824-8636
         ----------------------------------------------------
         (Registrant's telephone number, including area code)












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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   Financial statements of business acquired.

           Not applicable.

     (b)   Pro forma financial information.

           Not applicable.

     (c)   Exhibits.

           See Exhibit Index attached.

























































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


                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            BPI PACKAGING TECHNOLOGIES, INC.
Date:May 1, 2001

                            By:   /s/   Ivan J. Hughes
                                  -----------------------------------
                                  Ivan J. Hughes
                                  Chairman of the Board of Directors























































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


                             EXHIBIT INDEX



EXHIBIT NUMBER        DOCUMENT
--------------        --------

     99.1 Press Release of BPI Packaging Technologies, Inc., dated April 30, 2001.












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